Exhibit 10.2

CONSENT, AGREEMENT AND AFFIRMATION OF GUARANTY AND PLEDGE AND

SECURITY AGREEMENT

Each of the undersigned Guarantors hereby consents to the terms of the foregoing Amendment and agrees that the terms of the Amendment shall not impair or limit in any way its obligations and liabilities under any Loan Document (as such Loan Documents are amended or otherwise expressly modified by the Amendment), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended or otherwise expressly modified by the Amendment). The Guarantors hereby confirm that the security interests and Liens granted pursuant to the Loan Documents continue to secure the Obligations (including the Local Credit Facility Obligations), as such Obligations may be modified pursuant to the foregoing Amendment, and that such security interests and Liens remain in full force and effect.

JARDEN CORPORATION

By:	/s/ John E. Capps
Name:	John E. Capps
Title:	Executive Vice President - Administration, General Counsel and Secretary

ALLTRISTA PLASTICS LLC
AMERICAN HOUSEHOLD, INC.
AUSTRALIAN COLEMAN, INC.
BICYCLE HOLDING, INC.
BRK BRANDS, INC.
CC OUTLET, INC.
COLEMAN INTERNATIONAL HOLDINGS, LLC
COLEMAN WORLDWIDE CORPORATION
ENVIROCOOLER, LLC
FIRST ALERT, INC.
HEARTHMARK, LLC
HOLMES MOTOR CORPORATION
JARDEN ACQUISITION I, LLC
JARDEN ZINC PRODUCTS, LLC
JT SPORTS LLC
K-2 CORPORATION
KANSAS ACQUISITION CORP.
L.A. SERVICES, INC.
LASER ACQUISITION CORP.
LEHIGH CONSUMER PRODUCTS LLC
LIFOAM HOLDINGS, LLC
LIFOAM INDUSTRIES, LLC
LIFOAM PACKAGING SOLUTIONS, LLC
LOEW-CORNELL, LLC
MARKER VOLKL USA, INC.
MARMOT MOUNTAIN, LLC
MIKEN SPORTS, LLC
NIPPON COLEMAN, INC.

OUTDOOR SPORTS GEAR, INC.
OUTDOOR TECHNOLOGIES CORPORATION
PENN FISHING TACKLE MFG. CO.
PURE FISHING, INC.
QMC BUYER CORP.
QUICKIE HOLDINGS, INC.
QUICKIE MANUFACTURING CORPORATION
QUOIN, LLC
RAWLINGS SPORTING GOODS COMPANY, INC.
REXAIR HOLDINGS, INC.
REXAIR LLC
SEA STRIKER, LLC
SHAKESPEARE COMPANY, LLC
SHAKESPEARE CONDUCTIVE FIBERS, LLC SI II, INC.
SITCA CORPORATION
SUNBEAM AMERICAS HOLDINGS, LLC
SUNBEAM PRODUCTS, INC. THE COLEMAN COMPANY, INC.
THE UNITED STATES PLAYING CARD COMPANY
THE YANKEE CANDLE COMPANY, INC.
USPC HOLDING, INC.
YANKEE CANDLE INVESTMENTS LLC

By:	/s/ John E. Capps
Name:	John E. Capps
Title:	Vice President